UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TAKUNG ART CO., LTD

(Name of Registrant as Specified in its Charter)

____________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date Filed:

TAKUNG ART CO., LTD

Room 709 Tower 2, Admiralty Centre18

Harcourt Road, Admiralty

Hong Kong

December 8, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders for the year ended December 31, 2020, of Takung Art Co., Ltd, a Delaware corporation, to be held at our executive office, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong, on December 29, 2021, at 9:00 a.m. local time (8:00 p.m. December 28, 2021, E.S.T.).

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2020 over the Internet. This allows us to provide you with information relating to our Annual Meeting of Stockholders for the year ended December 31, 2020 in a fast and efficient manner. On or about on December 8,  2021, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2020 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Kwok Leung Li
Kwok Leung Li
Chief Executive Officer

TAKUNG ART CO., LTD

ROOM 709 TOWER 2, ADMIRALTY CENTRE18

HARCOURT ROAD

ADMIRALTY, HONG KONG

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 29, 2021

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders for the year ended December 31, 2019 of Takung Art Co., Ltd, a Delaware corporation, will be held at our principal executive office, Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong, on December 29, 2021, at 9:00 a.m. local time (8:00 p.m. December 28, 2021, E.S.T.), to consider and act upon the following:

1.	To elect three directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2021;

2.	To ratify the appointment of WWC. P.C. as the Company’s independent auditor for the fiscal year ended December 31, 2021;

3.	To conduct an advisory vote on the compensation of our named executive officers;

4.	To approve the amended 2015 incentive stock plan of the Company (the “Amended Plan”); and

5.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on November 12, 2021 are entitled to receive notice of and to vote at Annual Meeting of Stockholders for the year ended December 31, 2019 and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

/s/ Kwok Leung Li
Kwok Leung Li
Chief Executive Officer

Hong Kong

December 8, 2021

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 29, 2021 (Hong Kong Time):

WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2020, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE, AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2020, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TAKUNG ART CO., LTD
Hong Kong

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be Held December 29, 2021 (Hong Kong Time)

We are furnishing this proxy statement to the stockholders of Takung Art Co., Ltd, a Delaware corporation, in connection with the solicitation, by the Board of Directors of Takung Art Co., Ltd (the “Board”), of proxies to be voted at our Annual Meeting of Stockholders for the year ended December 31, 2020 (the “Annual Meeting”) to be held at our executive office, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong on December 29, 2021, at 9:00 a.m. local time (8:00 p.m. E.S.T., December 28, 2021), and at any adjournments or postponements of the meeting.

When used in this proxy statement, the terms “we,” “us,” “our,” the “Company” and “Takung” refer to Takung Art Co., Ltd, a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

On or about December 8, 2021, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2020 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This proxy statement and Annual Report on Form 10-K for fiscal year ended December 31, 2020, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our Annual Meeting are available by calling +1-800-690-6903 or by written request to Kwok Leung Li, our Chief Executive Officer, at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong.

ABOUT THE ANNUAL MEETING

General: Date, Time and Place

We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our Annual Meeting or any postponement or adjournment of that meeting. The Annual Meeting will be held on December 29, 2021, at 9:00 a.m. local time (8:00 p.m. E.T., December 28, 2021) at our executive office, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong.

Matters to be Considered and Voted Upon

At the Annual Meeting, stockholders will be asked to consider and vote to elect the nominees named herein as directors to serve until the Annual Meeting of Stockholders for the year ended December 31, 2021, to ratify the appointment of WWC, P.C. as the Company’s independent auditor for the fiscal year ended December 31, 2021, to conduct an advisory vote on the compensation of our named executive officers, and to approve the Amended Plan. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established November 12, 2021 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the Annual Meeting. At the close of business on the record date, we had 13,957,353 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at www.proxyvote.com on or about December 8, 2021, to all stockholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2020 will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the Annual Meeting and help to conserve natural resources. On or about December 8, 2021, we will mail to each stockholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and Annual Report on Form 10-K for fiscal year ended December 31, 2020, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the Appointment of the Independent Auditor. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the appointment of WWC, P.C. as the Company’s independent auditor for the fiscal year ended December 31, 2021.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Amended Plan. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the Amended Plan. Abstentions and broker non-votes will not be counted as votes approving the Amended Plan.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Annual Meeting or, most conveniently, vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to the address as instructed thereon. In the alternative, the proxy card can be mailed directly to the Company: Kwok Leung Li, our Chief Executive Officer, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong. Our Board has selected Kwok Leung Li to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on December 27, 2021.

In Person – stockholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR verification of WWC, P.C. as independent auditor, FOR approval of the compensation of our named executive officers described in this Proxy Statement, and FOR approval of the Amended Plan. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Kwok Leung Li, our Chief Executive Officer, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong.

3.	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Kwok Leung Li, our Chief Executive Officer, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for Annual Meeting of Stockholders for the year ended December 31, 2020

Stockholder proposals will be considered for inclusion in the Proxy Statement for the Annual Meeting for the year ended December 31, 2021 (the “2021 Annual Meeting”) in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before September 11, 2022.

Stockholders who intend to present a proposal at the 2021 Annual Meeting without inclusion of such proposal in our proxy materials for the 2021 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than August 12, 2022, but no later than September 11, 2022, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2021 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the Annual Meeting of Stockholders for the year ended December 31, 2021 should be addressed to Kwok Leung Li, our Chief Executive Officer, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong.

Voting Results of Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of three (3) members, namely Xiaoyu Zhang, Tak Ching (Anthony) Poon, and Ronggang (Jonathan) Zhang. Xiaoyu Zhang’s term will expire upon this Annual Meeting and she will cease to serve as a director and chairperson of the Board effective when the new directors take office. Doug Buerger, Tak Ching (Anthony) Poon and Ronggang (Jonathan) Zhang are recommended by the Board for stockholders’ approval at the Annual Meeting to be elected as directors of the Board.

If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the annual meeting of stockholders for the year ended December 31, 2021 and until his/her successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of December 8, 2021:

Name	Age	Position	Served From
Kwok Leung Li	35	Chief Executive Officer	July 20, 2021

Zhirong Li	49	Chief Financial Officer	December 3, 2021

Doug Buerger	65	Director and Chairman	N/A

Tak Ching (Anthony) Poon	39	Director	November 24, 2021

Ronggang (Jonathan) Zhang	58	Director	December 3, 2021

Biographical Information of the Director Nominees

DOUG BUERGER, is a scientific consultant with experience leading teams in all phases of pharmaceutical and medical device lifecycle development including research, development, manufacturing, business development, quality, clinical, and regulatory. Currently, Mr. Buerger works as a pharmaceutical consultant at Shinkei Therapeutics, coordinating contract development and manufacturing and clinical research services pursuing agency approval and commercialization of CNS therapeutics. He served as a manager for product development at Hercon Pharmaceuticals, LLC, where he was in charge of coordination of development pipeline, foster innovation mentality and problem solving skills development in scientific staff personnel, developed and maintained annual departmental budgets. Mr. Buerger received his bachelor’s Bachelor of Science (cum laude) from University of Utah in 1981 and completed his Doctor of Philosophy in materials science & engineering at University of Utah in 1987.

TAK CHING (ANTHONY) POON has over 14 years of experience in the field of banking, accounting and corporate finance. He joined ALE Corporate Services Limited, a Hong Kong company providing accounting and corporate consulting services to small and medium-sized businesses and served as its Chief Executive Officer since April 2018. He is also the Chief Executive Officer and Chairman of ALE Group Holding Ltd., the parent company of ALE Corporate Services Limited. Mr. Poon obtained his Bachelor’s degree in Business Administration from the Chinese University of Hong Kong in December 2004, majoring in Professional Accountancy and admitted as a member of the Association of Chartered Certified Accountants. From July 2004 to July 2016, he worked in the Hong Kong and Shanghai Banking Corporation Limited under commercial banking department managing corporate relationship team in diverse industry sectors including Textile and Garment, Toys, Electronics and Printing, Property Developer / Non-bank Financial Institution and provide structured financing solution for their funding need. His last position was Senior Vice President in Large Corporates department. In July 2019, Mr. Poon has appointed as an Independent Non-Executive Director of Precious Dragon Technology Holdings Limited (HKEX 1861) being the Chairman for Audit Committee. We believe that Mr. Poon with years of experience in team building, customer relationship handling, business operations, and enterprise management, is qualified to be our member of the board.

RONGGANG (JONATHAN) ZHANG has extensive experience in investment and finance in the industries of international engineering, renewable energy, eco-agriculture, infrastructure. He is also an outstanding consultant in the fields of international laws, blockchain, metaverse, digital economy and crypto currency. Mr. Zhang currently is also acting as a director of SOS Ltd., a listed company on The Nasdaq Capital Market, which engages in the business of providing a wide range of data mining and analysis services to corporate and individuals. He is the Chief Executive Officer of 5CGroup International Asset Management Co., Ltd. and Strategic Development Consultant of SG & CO PRC Lawyers, positions he has held since 2015. Mr. Zhang has served since 2015 as master’s supervisor of Zhejiang Sci-Tech University and visiting professor of Zhejiang NDRC Training Center. Mr. Zhang previously served as the Department Chief of Commercial Bureau of HEDA between 2003 and 2015 and as Chief of Investment Bureau of Ningbo Free Trade Zone between 2000 and 2003. Mr. Zhang received his bachelor’s degree at Hubei University in 1987, and Visiting Scholar to University of Newcastle upon Tyne, UK in 1996.

Biographical Information of Our Executive Officers

KWOK LEUNG LI has years of experience in the crypto project investment analysis and blockchain advisory area. In January 2021, Mr. Li co-founded Alpha Block Capital, focusing on crypto investment in early stage and incubating potential blockchain projects. In July 2015, he co-founded Minex, a company providing crypto mining machine rental services, and he had been working there since then until February 2021. From August 2018 to September 2019, Mr. Li served as a blockchain advisor at Silkchain, where he provided consulting services on blockchain development. Mr. Li received his Bachelor of Social Science from Hong Kong Shue Yan University in 2008, his Master of Social Science from Hong Kong Polytechnic University in 2014 and his Master of Arts in Christian Studies from Chinese University of Hong Kong in 2017.

Zhirong Li has more than 20 years of experience in the fields of accounting, corporate finance, and tax planning. Prior to joining us, Ms. Li had been working as the financial vice president at St. Johnson Group (International) Co., Ltd., which is a company mainly engaged in providing professional services such as architectural design consulting, catering, investment consulting and real estate since July 2006. Ms. Li was in charge of the financial reporting, financial forecasting and tax planning of the company. Ms. Li received her bachelor’s degree and her master’s degree from Shanghai University of Finance and Economics in 1997 and in 2008, respectively. We believe that with Ms. Li’s extensive experience in the finance, accounting and auditing fields, she is a suitable candidate for the position of the Chief Financial Officer.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected WWC, P.C. (“WWC”) as the Company’s independent auditor for the fiscal year ended December 31, 2021, and has further directed that management submit the selection of WWC for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Representatives of WWC are not expected to be present at the Annual Meeting, either in person or by teleconference.

We are asking our stockholders to ratify the selection of WWC as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of WWC to our stockholders for ratification as a matter of good corporate practice. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Independent Registered Public Accounting Firm’s Fees

On April 26, 2016, Marcum Bernstein & Pinchuk LLP was appointed as our independent registered public accounting firm. On March 1, 2021, WWC was appointed as the new independent registered public accounting firm. Simultaneously with the appointment of WWC, on March 1, 2021, Marcum BP was terminated as the independent registered public accounting firm for the Company.

Audit Fees

We incurred approximately $231,000 for professional services rendered by our current registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the audit and review of the Company in the fiscal year 2019.

We incurred approximately $99,000 for professional services rendered by our former registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the review of the Company in the fiscal year 2020.

We incurred approximately $150,000 for professional services rendered by our current registered independent public accounting firm, WWC, for the audit of the Company in the fiscal year 2020.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2020 and 2019.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2020 and 2019.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2020 and 2019.

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by our independent auditor, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by our independent auditors and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of the Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by WWC for our consolidated financial statements as of and for the year ended December 31, 2021.

The Company’s principal accountant, WWC, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required; Board of Directors Recommendation

Approval of and ratification of the selection of WWC as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AND RATIFICATION OF THE APPOINTMENT OF WWC, P.C. AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes of this Proxy Statement, as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

APPROVAL OF THE AMENDED PLAN

Our Board has approved the Amended Plan to increase The total number of shares authorized for issuance under the 2015 incentive stock plan of the Company (the “Plan”) by 1,166,745 shares from 1,537,000 shares to 2,703,745 shares of common stock and recommends that the Amended Plan be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the Annual Meeting.

On October 29, 2021, to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, our Board approved the Amended Plan to grant the eligible participants awards. The total number of shares reserved and available for delivery in connection with awards under the Plan was 335,945. If the Amended Plan is approved, the total number of shares reserved and available for delivery in connection with awards under the 2015 incentive stock plan will be 1,502,690.

As of December 31, 2020, the number of options outstanding and exercisable were 100,890 and 90,712 respectively.

The Board has reviewed the Amended Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the 1,537,000 share limit to 2,703,745 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed Amended Plan increases the number of shares of common stock that may be issued as awards under the Plan by 1,166,745 shares, or approximately 8.36% of the 13,957,353 shares of common stock outstanding as of November 12, 2021. As amended, the Amended Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Amended Plan and the Amended Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

The following is a summary of the principal features of the Amended Plan. The summary below is qualified in its entirety by the terms of the Amended Plan, as proposed to be amended, a copy of which is filed as Annex A hereto and is incorporated by reference herein.

The purpose of the Amended Plan is to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, enabling such persons to acquire or increase a proprietary interest in the Company and to strengthen the mutuality of interests between such persons and to provide annual and long-term incentives to expend their maximum efforts in the creation of shareholder value. The Amended Plan is administered by the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors. The Amended Plan does not limit the availability of awards to any particular class or classes of eligible employees. If an award were to lapse or rights to an award otherwise were to terminate, the shares subject to the award would be available for future awards to the extent permitted by applicable federal securities laws. Awards granted under the Amended Plan are not transferable, except in the event of the participant's death. In the event of a change in control, a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested at the time of change in control. The total number of shares reserved and available for delivery in connection with awards under the Plan is 1,537,000, prior to this proposed Amended Plan.

Awards to eligible persons under the Amended Plan is made in the form of stock options, stock awards and awards to purchase, and restricted stock purchase offers. The Compensation Committee, in its sole discretion, designates whom is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate.

Stock Option Awards. Stock option awards can be either incentive or non-incentive. In either case, the exercise price of the option would not be less than the fair market value of the underlying shares as of the date the award is granted. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option could be exercised more than ten years after the date the option is granted.

Stock Award. All or part of any Stock Award under the Amended Plan may be subject to conditions established by the Board or the Compensation Committee, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of company performance. Such awards may be based on fair market value or other specified valuation.

Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Amended Plan shall be subject to such (i) vesting contingencies related to the participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Compensation Committee shall determine, in their sole discretion, consistent with the provisions of the Amended Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer in a form substantially attached to the Amended Plan.

Shares of Stock which participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Compensation Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in stock or units of stock, subject to such terms, conditions and restrictions as the Board or Compensation Committee may establish.

Vote Required; Board of Directors Recommendation

Approval of the Amended Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED PLAN.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Board believes that Mr. Doug Buerger is best situated to serve as Chairperson of the Board because of her financial background, business administration ability and leadership skills. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Governance and Nominating Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board has determined that Mr. Doug Buerger, Mr. Tak Ching (Anthony) Poon, and Mr. Ronggang (Jonathan) Zhang satisfy the criteria for independence under NYSE American and SEC rules for independence of directors and of committee members.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2020, the Board held 3 meetings, not including actions taken by unanimous written consent. In addition, the Audit Committee held 4 meetings; the Governance and Nominating Committee held 3 meeting; and the Compensation Committee held 2 meeting. During the year ended December 31, 2020, each of the directors attended, in person or by telephone, at least 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.

Audit Committee

The Audit Committee currently consists of Mr. Doug Buerger, and Mr. Ronggang (Jonathan) Zhang, with Mr. Tak Ching (Anthony) Poon serving as Chairman. Each of Mr. Poon, Mr. Buerger, and Mr. Zhang is independent under NYSE American listing standards. The Board has determined that Mr. Xiao and Mr. Buerger qualify as audit committee financial experts and have the accounting or financial management expertise as required under Section 803(B)(2)(a)(iii) of NYSE American rules. In reaching this determination, the Board made a qualitative assessment of Mr. Poon’s and Mr. Buerger’s level of knowledge and experience based on a number of factors, including formal education and business experience.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by WWC, P.C. (“WWC”), our current independent auditor, to the Company are permissible under applicable laws and regulations. During fiscal year 2018, all services requiring pre-approval and performed by Marcum were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at: http://www.takungart.com/ir.takungart.com/governance-docs.html

Compensation Committee

The Compensation Committee currently consists of Mr. Tak Ching (Anthony) Poon and Mr. Ronggang (Jonathan) Zhang, with Mr. Doug Buerger serving as Chairman. Each of Mr. Poon, Mr. Zhang, and Mr. Buerger is independent under NYSE American listing standards. The Compensation Committee is responsible for the administration of all salary, bonus, and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2020, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NYSE American and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at: http://www.takungart.com/ir.takungart.com/governance-docs.html

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Governance and Nominating Committee

The Governance and Nominating Committee (the “Nominating Committee”) currently consists of Mr. Tak Ching (Anthony) Poon and Mr. Doug Buerger, with Mr. Ronggang (Jonathan) Zhang serving as Chairman. Each of Mr. Poon, Mr. Buerger, and Mr. Zhang is independent under NYSE American listing standards. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any acting vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NYSE American “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NYSE listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, which is available on our website at http://www.takungart.com/ir.takungart.com/governance-docs.html

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NYSE American rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten (10) years.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Takung Art Co., Ltd., at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Code is current available on our website at http://www.takungart.com/ir.takungart.com/governance-docs.html

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of December 8, 2021, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them and unless otherwise indicated, that person’s address is c/o Takung Art Co., Ltd, at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong.

		Number of Shares	Percentage Ownership of Shares of
Name and Address	Title of Class	Beneficially Owned(1)	Common Share
Owner of more than 5% of Class

Hiu Ngai Ma	Common Stock	2,216,907	19.67%
2A, Block H3, Chi Fu Fa Yuen, Pok Fu Lam, Hong Kong

Xiao Jian No. 503, Unit 1, Block 22, Dan Yang Li, Zong Shu Ying District, Xi Shan Qu, Kun Ming City, Yunnan Province, People’s Republic of China	Common Stock	3,000,000	26.62%

Directors and Officers

Kwok Leung Li (2)	Common Stock	--	*
Zhirong Li(3)	Common Stock	--	*
Xiaoyu Zhang(4)	Common Stock	--	*
Tak Ching (Anthony) Poon (5)	Common Stock	--	*
Ronggang (Jonathan) Zhang(6)	Common Stock	--	*
All Officers and Directors (Five persons)		--	*

* Less than 1%

(1)	In determining beneficial ownership of our shares of common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Share owned by a person or entity on December 8, 2021, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on December 8, 2021 (13,957,353), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred share and on exercise of the warrants and options, subject to limitations on conversion and exercise. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	Mr. Kwok Leung Li was appointed our Chief Executive Officer on July 20, 2021. He has not received any awards and does not own any shares of common stock.

(3)	Ms. Li was appointed our Chief Financial Officer on December 3, 2021. She has not received any awards and does not own any shares of common stock.

(4)	Ms. Xiaoyu Zhang was appointed director of the Company on November 19, 2018. She has not received any awards or owns any shares of common stock.

(5)	Mr. Poon was appointed directors of the Company on November 24, 2021. He has not received any awards nor owns any shares of common stock.

(6)	Mr. Zhang was appointed directors of the Company on December 3, 2021. He has not received any awards nor owns any shares of common stock.

DIRECTOR COMPENSATION

Compensation of Directors

The following table sets forth the compensation received by our directors in fiscal years 2020 and 2019 in their capacity as directors.

Name and Principal Position	Year	Fee earned or paid in Cash ($)	Base Compensation and bonus ($)	Share Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred	All Other Compensation ($)	Total ($)
Xiaoyu Zhang(1)	2020	—	$10,000	—	—	—	—	—	$10,000
Director	2019	—	$10,986	—	—	—	—	—	$10,986
(Chairperson)

Jiangping (Gary) Xiao(2)	2020	—	$20,000	—	—	—	—	—	$20,000
Former Director	2019	—	$10,000	—	—	—	—	—	$10,000

Li Lv(3)	2020	—	$5,000	—	—	—	—	—	$5,000
Former Director	2019	—	$5,000	—	—	—	—	—	$5,000

Tak Chi (Anthony) Poon(4)	2020	—	—	—	—	—	—	—	—
Director

Ronggang (Jonathan) Zhang(4)	2020	—	—	—	—	—	—	—	—
Director

Joseph Levinson(5)	2019	$15,000	—	$1,760	—	—	—	—	$16,760
Former Director

William Kwok Keung Tsui(5)	2019	$15,000	—	$1,760	—	—	—	—	$16,760
Former Director

John Levy (6)	2019	$15,000	—	$5,178	—	—	—	—	$20,178
Former Director
Ming Cheng(5)	2019	—	—	—	—	—	—	—	—
Former Director

(1)	Ms. Xiaoyu Zhang was appointed director and Chairperson of the board of directors on November 19, 2018 and her term will expire upon this Annual Meeting on December 28, 2021. She received no share awards for the years ended December 31, 2020 and 2019.

(2)	Mr. Xiao joined the board of directors on July 8, 2019 and resigned on November 24, 2021. He received no share awards for the years ended December 31, 2020 and 2019.

(3)	Ms. Li joined the board of directors on July 8, 2019 and resigned on December 3, 2021. She received no share awards for the years ended December 31, 2020 and 2019.

(4)	Mr. Poon and Mr. Zhang joined the board of directors on November 24, 2021 and December 3, 2021, respectfully. Each of Mr. Poon and Mr. Zhang received no share awards for the years ended December 31, 2020.

(5)	Messrs. Joseph Levinson and William Kwok Keung Tsui joined the Company as its directors on December 1, 2015. In the fiscal year ended December 31, 2019, each of them received 8,333 restricted share-based awards. Both Messrs Levinson and Tsui resigned as directors on July 8, 2019.

(6)	Mr. John Levy joined the Company as a director on March 1, 2016. In the fiscal year ended December 31, 2019, he received 12,438 shares restricted share-based awards. He resigned as director on July 8, 2019.

(7)	Mr. Cheng was appointed director on November 19, 2018. He received no share awards for the years ended December 31, 2019. Mr. Cheng resigned as director on January 17, 2020.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to Takung Art Co., Ltd and its subsidiaries, Hong Kong Takung Art Co., Ltd, Hong Kong Takung Art Holdings Co., Ltd, Takung (Shanghai) Co., Ltd, Takung Cultural Development (Tianjin) Co., Ltd, Art Era Internet Technology (Tianjin) Co., Ltd, Hong Kong MQ Group Limited and Tianjin MQ Enterprise Management Consulting Co., Ltd in the fiscal years ended December 31, 2020 and 2019 in their capacity as such officers. Mr. Ming Cheng receives no additional consideration for his services as director of the Company. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported.

Summary Compensation Table

Name & Principal Position	Fiscal Year	Base Compensation (annual, unless otherwise noted)	Bonus		Share Options *	Total Annual
Kwok Leung Li(1)	2020	—		—	—	—
Chief Executive Officer

Zhirong Li(2)	2020	—		—	—	—
Chief Financial Officer

Wing Yan Leung(3)	2020	—		—	—	—
Former Chief Financial Officer

Zhihua Yang(3)	2020	$23,402		$—	—	$23,402
Former Chief Executive Officer	2019	$—		$—	—	$—

Jing Wang(4)	2020	$32,056		$—	—	$32,056
Former Chief Financial Officer	2019	$—		$—	—	$—

Fang Mu(5)	2020	$45,127		$—	—	$45,127
Former Chief Executive Officer	2019	$38,687		$5,984	—	$44,671

Jehn Ming Lim(6)	2020	$41,904	$			$41,904
Former Chief Financial Officer	2019	$90,367		$7,605	—	$97,972

Chun Hin Leslie Chow(7)	2020	$—		$—	—	$—
Former Chief Executive Officer, Former Chief Financial Officer	2019	$121,561		$—	—	$121,561

(1)	Mr. Kwok Leung Li was appointed as our Chief Executive Officer on July 20, 2021. He received no compensation in fiscal years 2020 and 2019.

(2)	Ms. Zhirong Li was appointed as our Chief Financial Officer on December 3, 2021. She received no compensation in fiscal years 2020 and 2019.

(3)	Ms. Leung was appointed as our Chief Financial Officer on July 20, 2021 and resigned on December 3, 2021. She received no compensation in fiscal years 2020 and 2019.

(4)	Ms. Yang was appointed as our Chief Executive Officer on September 22, 2020 and resigned on July 20, 2021.

(5)	Ms. Wang was appointed as our Chief Financial Officer on May 26, 2020 and resigned on September 30, 2021.

(6)	Ms. Mu was appointed as the Company’s Chief Executive Officer on August 6, 2019 and resigned on September 5, 2020.

On August 14, 2019, Ms. Mu entered into a consulting agreement with our indirect wholly-owned subsidiary, Takung Cultural Development (Tianjin) Co., Ltd to provide management services, consulting services to clients, administration and human resources management and financial and accounting management services. In consideration for her services, Ms. Mu will be paid RMB 30,000 (approximately $4,345) per month on an after-tax basis and be reimbursed for all incidental expenses. The term of her engagement will be for an initial period of one year beginning August 14, 2019 through August 13, 2020 and will automatically renew for successive one (1) year periods unless terminated by either party. The consulting agreement was approved by our Audit Committee on August 12, 2019.

The amount from both of above agreements was treated as the executive compensation to Ms. Mu.

(6)	On February 18, 2019, our Nominating and Compensation Committees nominated and appointed Mr. Jehn Ming Lim as our and our Hong Kong subsidiary, Hong Kong Takung’s new Chief Financial Officer. On May 9, 2020, Mr. Lim resigned.

(7)	Mr. Chow was appointed our Chief Financial Officer and Chief Financial Officer of our Hong Kong subsidiary, Hong Kong Takung on February 22, 2016. On February 22, 2016, Mr. Chow was granted share options to purchase 50,000 shares of common stock of the Company at an exercise price of $2.91 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof. On November 16, 2018, Mr. Chow took over as acting Chief Executive Officer, replacing Mr. Xiao who resigned that day. There was no change in Mr. Chow’s employment terms. For the year ended December 31, 2019, Mr. Chow received an apportioned salary of $208,325, a bonus of $104,417, and share options worth $7,059. For the year ended 2019, Mr. Chow received an apportioned salary of $121,561 and Mr. Chow he resigned as our Chief Executive Officer on August 6, 2019.

*The value reported for each executive is the cost recognized in our financial statements during fiscal year 2019, calculated in accordance with Accounting Standards Codification Topic 718 "Share-based Compensation”.

Narrative to Summary Compensation Table

In fiscal year 2020, the primary components of our executive compensation programs were base salary. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform.

It is not uncommon for Hong Kong private companies to have base salaries as the sole form of compensation. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. We have formed a compensation committee to oversee the compensation of our named executive officers. All the members of the compensation committee are independent directors. The committee has the discretion to review and approve each employee’s bonus.

The table below sets forth the positions and compensations for the officers of Hong Kong and Tianjian Takung for the years ended December 31, 2020 and 2019.

Name	Fiscal Year	Annual Salary ($)	Bonus ($)	Total ($)
Leslie Chow [1]	2020	-	-	-
Former Chief Executive Officer, former Chief Financial Officer	2019	121,561	-	121,561

Jehn Ming Lim [2]	2020	41,904	-	41,904
Former Chief Financial Officer	2019	90,367	7,605	97,972

Fang Mu [3]	2020	45,127	-	45,127
Former Chief Executive Office	2019	38,687	5,984	44,671

Song Wang [4]	2020	-	-	-
Former Director	2019	28,175	-	28,175

(1)	Mr. Chow’s monthly compensation was adjusted to $17,543 (HK$136,064) since February 2017 and remained the same for 2019. His compensation was apportioned between Takung Art Co., Ltd and its subsidiary, Hong Kong Takung to reflected the time he spent on the affairs of both entities as a Chief Executive Officer. Mr. Chow resigned as our Chief Executive Officer on August 6, 2019.

(2)	Mr. Lim’s compensation as Chief Financial Officer of both the Company and its Hong Kong subsidiary is set forth in an employment agreement between Mr. Lim and Hong Kong Takung dated February 18, 2019. Pursuant to the agreement, Mr. Lim received a monthly salary of HK$65,000 (approximately $8,296) for his services as Chief Financial Officer. Mr. Lim resigned his position of Chief Financial Officer on May 9, 2020.

(3)	Ms. Mu’s compensations as Chief Executive Officer of the Company and its Hong Kong subsidiary was set forth in a consultancy agreement between Ms. Mu and Hong Kong Takung dated August 6, 2019. Pursuant to the agreement, Ms. Mu received a monthly salary of HK$30,000 (approximately $ 3,868). In addition, a new consultancy agreement was entered with our indirect wholly-owned subsidiary, Takung Cultural Development (Tianjin) Co., Ltd (“Tianjin Takung”) and the effective day of August 14, 2019 with the payment of RMB 30,000 (approximately $4,345) per month. Ms. Mu resigned her position as an officer of Hong Kong Takung and Tianjin Takung on September 5, 2020 and her consultancy agreement with Tianjin Takung was also terminated simultaneously. On September 16, 2020, Ms. Mu signed a consultancy service agreement with Hong Kong Takung for a monthly service fee of HK$40,000 (approximately $5,157) with an expiration date on September 15, 2021.

(4)	Mr. Wang received a monthly compensation of $3,868 (HKD$30,000) from Hong Kong Takung for his services as director since October 1, 2018. Mr. Wang resigned as the director of Hong Kong Takung on June 30, 2019.

2015 Incentive Stock Option Plan

On August 26, 2015, the 2015 Incentive Stock Plan (“2015 Plan”) was approved by the Board of Directors for rewarding the Company’s directors, executives and selected employees and consultants for making major contributions to the success of the Company. 1,037,000 shares were registered on August 27, 2015.

Option Grants Table

During the years ended December 31, 2020 and 2019, the Company did not grant new share options under the 2015 Plan.

Outstanding Equity Awards at Fiscal Year-End

During year ended December 31, 2019, 5,000 of restricted share-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The total unvested restricted share was Nil shares as of December 31, 2019.

During year ended December 31, 2020, 10,000 restricted share-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The total unvested restricted shares Nil shares as of December 31, 2020.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

80,534 share options have been vested and 153,348 share options were forfeited during the year ended December 31, 2019.  As of December 31, 2019, the number of options outstanding and exercisable were 100,890 and 80,534, respectively.

90,712 share options have been vested and no share options were forfeited during year ended December 31, 2020. As of December 31, 2020, the number of options outstanding and exercisable were 100,890 and 90,712 respectively.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made in the last completed fiscal year under any LTIP.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

Operating Subsidiary Employment Agreements

Ms. Mu, as Chief Executive Officer of the Company, entered into a consulting agreement with our wholly-owned subsidiary, Hong Kong Takung to provide management services and the effective day of August 6, 2019. Ms. Mu resigned her positions of Chief Executive Officer of the Company and officer of our subsidiary in Hong Kong on September 5, 2020.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer’s salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the ownership of our securities, and except as set forth below, none of the directors, executive officers, holders of more than five percent of our outstanding common stock, or any member of the immediate family of any such person have, to our knowledge, had a material interest, direct or indirect, in any transaction or proposed transaction which may materially affect our company.

Secured Loan Agreements

On September 16, 2019, Hong Kong Takung entered into an interest-free loan agreement (the "HK Dollar Working Capital Loan") with Mr. Shuhai Li (“Li”), former legal representative of Tianjin Takung, for an amount of $6,448,784 (HK$50,000,000). The purpose of the loan is to provide Hong Kong Takung with sufficient Hong Kong Dollar-denominated currency to meet its working capital requirements with the maturity date of the loan as May 15, 2020. On May 15, 2020, Hong Kong Takung entered into an extension agreement with Li to extend the HK Dollar Working Capital Loan with a due date on May 15, 2021. On May 29, 2020, Li transferred this loan to Jing Wang (“Wang”), our Chief Financial Officer with the same extended maturity date.

In the meantime, Tianjin Takung entered into an interest-free loan agreement (the "RMB Working Capital Loan") with Li for the loan of $6,225,134 (RMB40,619,000) with the maturity date of the loan as May 15, 2020. On May 15, 2020, Tianjin Takung entered into an extension agreement with Li to extend the RMB Working Capital Loan with a maturity date on May 15, 2021. On May 29, 2020, the loan was transferred to Wang.

Through an understanding between Wang and the Company, the HK Dollar Working Capital Loan is "secured" by the RMB Working Capital Loan. It is the understanding between the parties that the HK Dollar Working Capital Loan and the RMB Working Capital Loan will be repaid simultaneously.

Lease Agreements

We signed a new Hong Kong office lease on December 15, 2020 for approximately 885 square feet of office space at Room 709 on the 7th floor of Tower II of Admiralty Centre, 18 Harcourt Road, Admiralty, Hong Kong. The lease expires on December 14, 2022 and provides for a monthly rent of $5,135 (HK$39,825) and a monthly building management fee of $575 (HK$4,460).

On August 12, 2020, Tianjin Takung leased an office space at 14-1-302, Intercity Meijing Garden, Beichen Economic Development Zone, Beichen District, Tianjin, China. The lease provides a monthly rent payment is $227(RMB1,568) and expires on August 11, 2021.

Consulting Agreements

On August 1, 2019, the Company has engaged Chun Hin Leslie Chow as an external consultant after his resignation as the Company’s Chief Executive Officer and accrued a monthly service fee of $11,398 (HK$88,400). The service agreement is renewable annually. The agreement was renewed on August 1, 2020 with a monthly service fee of $7,736 (HK$60,000).

On September 16, 2020, the Company engaged Fang Mu as an external consultant after her resignation as the Company’s Chief Executive Officer and accrued a monthly service fee of $5,157 (HK$40,000) with an expiration date on September 15, 2021.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Director Independence

NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Doug Buerger, Mr. Tak Ching (Anthony) Poon and Mr. Ronggang (Jonathan) Zhang are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2020, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis, save that one officer who filed an erroneous report, which has since been rectified.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2020. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://www.takungart.com/investors/corporate-governance/governance-docs.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of WWC, our independent registered public accounting firm. The Audit Committee has discussed WWC’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from WWC required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with WWC its independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC and the Board approved that recommendation.

/s/ Jiangping (Gary) Xiao (Chairman)
/s/ Xiaoyu Zhang
September 30, 2021	/s/ Li Lv

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before September 11, 2022. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Kwok Leung Li, our Chief Executive Officer, located at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong. You may also access these filings at our web site under the investor relations link at  http://www.takungart.com/ir.takungart.com/all-sec-filings.html

ANNUAL REPORT

Additional copies of this proxy statement and/or the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained without charge upon written request to Takung Art Co., Ltd, at Room 709 Tower 2, Admiralty Centre18, Harcourt Road, Admiralty, Hong Kong, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

December 8, 2021	/s/ Kwok Leung Li
Kwok Leung Li
Chief Executive Office

 Annex A

TAKUNG ART CO., LTD

AMENDED AND RESTATED 2015 INCENTIVE STOCK PLAN

This TAKUNG ART CO., LTD AMENDED AND RESTATED 2015 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)	"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" – Takung Art Co., Ltd . and its subsidiaries, including subsidiaries of subsidiaries.

(e) (f)	"Delaware Securities Rules" – Title VI, Chapter 73 of the Delaware Code. "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(g)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(h)	"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)	"Option" - Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(k)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)	"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(n)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.
(o)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.	Administration.

The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)	General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)	Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate Fair Market Value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)	Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)	Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 1,502,690. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)	Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)	Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options.

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1,Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)	Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of Fair Market Value as of the date of grant; and

(ii)	Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of Fair Market Value as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)	Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)	in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the Securities Rules of the State of Delaware and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Delaware corporations law as may be acceptable to the Board.

(d)	Term and Exercise of Options:

Any Option granted to an employee, consultant or director of the Company shall become exercisable over a period of no longer than ten (10) years. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)	Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate). The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)	Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)	Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)	Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)	Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)	Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Delaware Securities Rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)	Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)	Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Delaware Securities Rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)	Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Delaware Securities Rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)	Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii)	Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b)	Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)	Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)	A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)	A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)	A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)	Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)	Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)	Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)	Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)	Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)	Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)	In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)	In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)	After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.	Investment Intent.

All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.	Amendment, Modification, Suspension or Discontinuance of the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.	Tax Withholding.

The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.	Availability of Information.

During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.	Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.	Indemnification of Board.

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.	Effective and Termination Dates.

The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten (10) years later, subject to earlier termination by the Board pursuant to Section 8.

[SIGNATURE PAGE TO FOLLOW]

The foregoing Amended And Restated 2015 Incentive Stock Plan was duly adopted and approved by the Shareholders of the Company on December [*], 2021.

TAKUNG ART CO., LTD
a Delaware corporation

By:	/s/ Kwok Leung Li
Name: Kwok Leung Li
Title: Chief Executive Officer

EXHIBIT A

TAKUNG ART CO., LTD

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd, a Delaware corporation (the "Company"), and the employee of the Company named in Section 1(b). ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted an amended and restated 2015 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of an incentive stock option ("Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate ____ (___) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ____ (___) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in ______ equal annual installments of _______ percent of the Shares covered by this Option, the first installment to be exercisable on _______ anniversary of the date of this Option (the "Initial Vesting Date"), with an additional _____ percent of such Shares becoming exercisable on each of the successive periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised as follows:

(i)	by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof, or

(ii)	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause", as that term is defined, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Effects of Early Disposition. Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16. Restriction upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Delaware and/or Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 16 shall terminate ten (10) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware , and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

TAKUNG ART CO.,LTD, a Delaware corporation
COMPANY:
By:
Name: Kwok Leung Li
Title: Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

TAKUNG ART CO., LTD

Re: Incentive Stock Option

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's amended and restated 2015 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-1

TAKUNG ART CO., LTD

EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd, a Delaware corporation (the "Company"), and the following employee of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted an amended and restated 2015 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ___ (__) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ___ (__) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof

5. Vesting of Option.

Subject to the provisions of Sections 7 and 8 hereof, this Option shall become vested and exercisable during the term of Optionee's employment in Six (6) equal annual installments of [___] percent ([__]%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option.

6. Exercise. This Option shall be exercised as follows:

(i)	by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investemnt representation as provided for in Section 13 hereof, or

(ii)	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause" as that term is defined under the Delaware Securities Rules and case law related thereto, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Delaware Securities Rules. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Delaware and/or Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate ____ (___) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	TAKUNG ART CO., LTD
a Delaware corporation

By:
Name: Kwok Leung Li
Title: Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

TAKUNG ART CO., LTD

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's amended and restated 2015 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-2

TAKUNG ART CO., LTD

NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd, a Delaware corporation (the "Company"), and the following Director of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is a member of the Board of Directors of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted an amended and restated 2015 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, _____ (__) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such _____ (__) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option.

Subject to the provisions of Sections 7 and 8 hereof, this Option shall become vested and exercisable during the term of Optionee's employment in Six (6) equal annual installments of [ ] percent([ ]%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option.

6. Exercise. This Option shall be exercised as follows:

(i)	by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof, or

(ii)	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Service. If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Delaware corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Delaware Securities Rules. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than by Removal. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Removal. In the event Optionee is removed as a director pursuant to the Delaware Securities Rules, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate ____ (__) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	TAKUNG ART CO., LTD, a Delaware corporation

By:
Name: Kwok Leung Li
Title: Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

TAKUNG ART CO., LTD

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's amended and restated 2015 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-3

TAKUNG ART CO., LTD

CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd, a Delaware corporation (the "Company"), and the following consultant to the Company (herein, the "Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is an independent consultant to the Company, not an employee;

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted an amended and restated 2015 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five 85% of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option. This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate ____ (___) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in ______ equal annual installments of _______ percent of the Shares covered by this Option, the first installment to be exercisable on _______ anniversary of the date of this Option (the "Initial Vesting Date"), with an additional _____ percent of such Shares becoming exercisable on each of the successive periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7. Termination of Service. If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment "for cause," as that term is defined by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Delaware and/or Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 15 shall terminate ___(_) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	TAKUNG ART CO., LTD,
a Delaware corporation

By:
Name: Kwok Leung Li
Title: Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

TAKUNG ART CO., LTD

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's amended and restated 2015 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT C

TAKUNG ART CO., LTD

STOCK AWARD AGREEMENT

This Stock Award Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd , a Delaware corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Award Information.

(a)	Date of Award:

(b)	Grantee:

(c)	Number of Shares:

(d)	Original Value:

2. Acknowledgements.

(a)	Grantee is an employee/director/consultant of the Company.

(b)	The Company has adopted an amended and restated 2015 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), which Shares have a fair value per share ("Original Value") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment or service as a director/consultant by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment or service as a director/consultant is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment or service as a director/consultant "for cause" means (i) as to employees or consultants, termination for cause as defined in the Plan, this Agreement or in any employment or consulting agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate [__] (___) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares.

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 7 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of Delaware. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	TAKUNG ART CO., LTD, a Delaware corporation

By:
Name: Kwok Leung Li
Title: Chief Executive Officer

GRANTEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Grantee hereby agrees to be bound by the provisions of the foregoing STOCK AWARD AGREEMENT

Grantee	Spouse of Grantee

EXHIBIT D

TAKUNG ART CO., LTD

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Takung Art Co., Ltd, a Delaware corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Purchase Information.

(a)	Date of Agreement:

(b)	Grantee:

(c)	Number of Shares:

(d)	Purchase Price:

2. Acknowledgements.

(a) Grantee is an employee/director/consultant of the Company.

(b) The Company has adopted an amended and restated 2015 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

(c) The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

3. Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), at the price per Share set forth in Section 1(d) (the "Price"). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment or service as a director/consultant by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment or service as a director/consultant is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment or service as a director/consultant "for cause" means (i) as to employees and consultants, termination for cause as defined in the Plan, this Agreement or in any employment or consulting agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate ___ (_) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

5. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of Delaware. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	TAKUNG ART CO., LTD,
a Delaware corporation

By:
Name: Kwok Leung Li
Title: Chief Executive Officer

GRANTEE:

By:
(signature)

Name: